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                                                                    EXHIBIT 99.E

FORM D                                                          February 9, 1998

                                                                                            ------------------------------
                                                           UNITED STATES                            OMB APPROVAL
                                                  SECURITY AND EXCHANGE COMMISSION          ------------------------------
                                                       Washington, D.C. 20549                OMB NUMBER:       3235-0076
This was filed with                                                                          Expires:  December 31, 1993
SEC on February 9,                                             FORM D                        Estimated average burden
1998                                                                                         hours per form........16.00
                                                    NOTICE OF SALE OF SECURITIES            ------------------------------
                                                     PURSUANT TO REGULATION D,
                                                        SECTION 4(6), AND/OR                ------------------------------
                                                 UNIFORM LIMITED OFFERING EXEMPTION                 SEC USE ONLY
                                                                                            ------------------------------
                                                                                             Prefix               Serial

                                                                                            ------------------------------
                                                                                                    DATE RECEIVED

                                                                                            ------------------------------

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Name of Offering (/ / check if this is an amendment and name has changed, and indicate change.)

International Barter Corp.
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Filing Under (Check box(es) that apply):  /X/ Rule 504   / / Rule 505   / / Rule 506   / / Section 4(6)   / / ULOE
Type of Filing:  / / New Filing   /X/ Amendment   Additional offering of stock
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                                                    A. BASIC IDENTIFICATION DATA
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1. Enter the information requested about the issuer
Name of Issuer   (/ / check if this is an amendment and name has changed, and indicate change.)
International Barter Corp.
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Address of Executive Offices       (Number and Street, City, State, Zip Code)   Telephone Number (Including Area Code)
400 International Blvd. #207, Seattle, WA 98198-6086                             (206) 870-9290
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Address of Principal Business Operations (Number and Street, City, State, Zip Code) Telephone Number (including Area Code)
(if different from Executive Offices)
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Brief Description of Business  Operates a commercial barter trade exchange



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Type of Business Organization

/X/ corporation                 / / limited partnership, already formed         / / other (please specify):
/ / business trust              / / limited partnership, to be formed
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                                                                       Month  Year
Actual or Estimated Date of Incorporation or Organization:              [09]  [96]    / / Actual   / / Estimated

Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State:
                                                 CN for Canada; FN for other foreign jurisdiction)          [W A]
__________________________________________________________________________________________________________________________

GENERAL INSTRUCTIONS

FEDERAL: Who Must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C. 77d(6).

When To File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by United States registered or certified mail to that address.

Where to File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington D.C. 20549.

Copies Requested: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

STATE: This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix to the notice constitutes a part of this notice and must be completed.

                                   ATTENTION

FAILURE TO FILE NOTICE IN THE APPROPRIATE STATES WILL NOT RESULT IN A LOSS OF THE FEDERAL EXEMPTION. CONVERSELY, FAILURE TO FILE THE APPROPRIATE FEDERAL NOTICE WILL NOT RESULT IN A LOSS OF AN AVAILABLE STATE EXEMPTION UNLESS SUCH EXEMPTION IS PREDICATED ON THE FILING OF A FEDERAL NOTICE.

                                                          SEC 1972 (5/91) 1 of 8

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                         A. BASIC IDENTIFICATION DATA
--------------------------------------------------------------------------------

2. Enter the information requested for the following:

   - Each promoter of the issuer, if the issuer has been organized within the past five years;

   - Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of a class of equity securities of the issuer;

   - Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and

   - Each general and managing partner of partnership users.

--------------------------------------------------------------------------------
Check Box(es) that Apply:
          [ ] Promoter  [X] Beneficial Owner  [X] Executive Officer
          [X] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

White, Steven
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

21400 International Blvd. #207, Seattle, WA 98198
--------------------------------------------------------------------------------
Check Box(es) that Apply:
          [ ] Promoter  [X] Beneficial Owner  [ ] Executive Officer
          [ ] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)

Master Media Corporation
--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

3160 East Desert Road, Suite 3542, Las Vegas, NV 89121
--------------------------------------------------------------------------------
Check Box(es) that Apply:
          [ ] Promoter  [ ] Beneficial Owner  [ ] Executive Officer
          [ ] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)


--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)


--------------------------------------------------------------------------------
Check Box(es) that Apply:
          [ ] Promoter  [ ] Beneficial Owner  [ ] Executive Officer
          [ ] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)


--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)


--------------------------------------------------------------------------------
Check Box(es) that Apply:
          [ ] Promoter  [ ] Beneficial Owner  [ ] Executive Officer
          [ ] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)


--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)


--------------------------------------------------------------------------------
Check Box(es) that Apply:
          [ ] Promoter  [ ] Beneficial Owner  [ ] Executive Officer
          [ ] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)


--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)


--------------------------------------------------------------------------------
Check Box(es) that Apply:
          [ ] Promoter  [ ] Beneficial Owner  [ ] Executive Officer
          [ ] Director  [ ] General and/or Managing Partner
--------------------------------------------------------------------------------
Full Name (Last name first, if individual)


--------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)


--------------------------------------------------------------------------------

(Use blank sheet, or copy and use additional copies of this sheet, as necessary)


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-------------------------------------------------------------------------------
                         B. INFORMATION ABOUT OFFERING
-------------------------------------------------------------------------------

1. Has the issuer sold, or does the issuer intend to sell, to          Yes   No
   non-accredited investors in this offering?......................... [X]   [ ]

           Answer also in Appendix, Column 2, if filing under ULOE.

2. What is the minimum investment that will be accepted from any individual?........................................................ $100

                                                                       Yes   No
3.  Does the offering permit joint ownership of a single unit?........ [ ]   [X]

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.
-------------------------------------------------------------------------------
Full Name (Last name first, if individual)
     None
-------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

-------------------------------------------------------------------------------
Name of Associated Broker or Dealer

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States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

 (Check "All States" or check individual States).................[ ] All States
 [AL]  [AK]  [AZ]  [AR]  [CA]  [CO]  [CT]  [DE]  [DC]  [FL]  [GA]  [HI]  [ID]
 [IL]  [IN]  [IA]  [KS]  [KY]  [LA]  [ME]  [MD]  [MA]  [MI]  [MN]  [MS]  [MO]
 [MT]  [NE]  [NV]  [NH]  [NJ]  [NM]  [NY]  [NC]  [ND]  [OH]  [OK]  [OR]  [PA]
 [RI]  [SC]  [SD]  [TN]  [TX]  [UT]  [VT]  [VA]  [WA]  [WV]  [WI]  [WY]  [PR]
-------------------------------------------------------------------------------
Full Name (Last name first, if individual)

-------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

-------------------------------------------------------------------------------
Name of Associated Broker or Dealer

-------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

 (Check "All States" or check individual States).................[ ] All States
 [AL]  [AK]  [AZ]  [AR]  [CA]  [CO]  [CT]  [DE]  [DC]  [FL]  [GA]  [HI]  [ID]
 [IL]  [IN]  [IA]  [KS]  [KY]  [LA]  [ME]  [MD]  [MA]  [MI]  [MN]  [MS]  [MO]
 [MT]  [NE]  [NV]  [NH]  [NJ]  [NM]  [NY]  [NC]  [ND]  [OH]  [OK]  [OR]  [PA]
 [RI]  [SC]  [SD]  [TN]  [TX]  [UT]  [VT]  [VA]  [WA]  [WV]  [WI]  [WY]  [PR]
-------------------------------------------------------------------------------
Full Name (Last name first, if individual)

-------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

-------------------------------------------------------------------------------
Name of Associated Broker or Dealer

-------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

 (Check "All States" or check individual States).................[ ] All States
 [AL]  [AK]  [AZ]  [AR]  [CA]  [CO]  [CT]  [DE]  [DC]  [FL]  [GA]  [HI]  [ID]
 [IL]  [IN]  [IA]  [KS]  [KY]  [LA]  [ME]  [MD]  [MA]  [MI]  [MN]  [MS]  [MO]
 [MT]  [NE]  [NV]  [NH]  [NJ]  [NM]  [NY]  [NC]  [ND]  [OH]  [OK]  [OR]  [PA]
 [RI]  [SC]  [SD]  [TN]  [TX]  [UT]  [VT]  [VA]  [WA]  [WV]  [WI]  [WY]  [PR]
-------------------------------------------------------------------------------
(Use blank sheet, or copy and use additional copies of this sheet, as necessary.)

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
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                                C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
------------------------------------------------------------------------------------------------------------------------------------

 1. Enter the aggregate offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is "none" or "zero." If the transaction is an exchange offering, check this box [ ] and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.

                                                                                               Aggregate            Amount Already
          Type of Security                                                                  Offering Price               Sold

          Debt ...........................................................................     $                        $
                                                                                               --------                 ------
          Equity .........................................................................     $ 72,000                 $    0
                                                                                               --------                 ------
                                   [X] Common          [ ] Preferred

          Convertible Securities (including warrants) ....................................     $                        $
                                                                                               --------                 ------
          Partnership Interests ..........................................................     $                        $
                                                                                               --------                 ------
          Other (Specify) _______________________________) ...............................     $                        $
                                                                                               --------                 ------
               Total .....................................................................     $ 72,000                 $    0
                                                                                               --------                 ------
                    Answer also in Appendix, Column 3, if filing under ULOE.

 2.  Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregated dollar amounts of their purchases.
     For offerings under Rule 504, indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines.
     Enter "0" if answer is "none" or "zero."

                                                                                                                     Aggregate
                                                                                                Number             Dollar Amount
                                                                                              Investors            of Purchases

          Accredited investors ...........................................................            0                 $
                                                                                               --------                 ------
          Non-accredited .................................................................            0                 $
                                                                                               --------                 ------
               Total (for filings under Rule 504 only) ...................................            0                 $
                                                                                               --------                 ------
                    Answer also in Appendix, Column 4, if filing under ULOE.

 3.  If this filing is for an offering under Rule 504 or 505, enter the information requested for all securities sold by the issuer, to date, in offerings of the types indicated, in the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C - Question 1.

                                                                                                Type of             Dollar Amount
          Type of offering                                                                     Security                 Sold

          Rule 505 .......................................................................        NA                    $    0
                                                                                               --------                 ------
          Regulation A  ..................................................................        NA                    $    0
                                                                                               --------                 ------
          Rule 504 .......................................................................        NA                    $    0
                                                                                               --------                 ------
               Total .....................................................................                              $    0
                                                                                               --------                 ------
 4.  a.   Furnish a statement of all expenses in connection with the issuance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known, furnish an estimate and check the box to the left of the estimate.

          Transfer Agent's Fees .................................................................................  [ ]  $    0
                                                                                                                        ------
          Printing and Engraving Costs ..........................................................................  [ ]  $    0
                                                                                                                        ------
          Legal Fees ............................................................................................  [ ]  $    0
                                                                                                                        ------
          Accounting Fees .......................................................................................  [ ]  $    0
                                                                                                                        ------
          Engineering Fees ......................................................................................  [ ]  $    0
                                                                                                                        ------
          Sales Commissions (specify finders' fees separately) ..................................................  [ ]  $    0
                                                                                                                        ------
          Other Expenses (identify) Miscellaneous ...............................................................  [ ]  $1,000
                                    -------------                                                                       ------
               Total ............................................................................................  [ ]  $1,000
                                                                                                                        ------

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      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
--------------------------------------------------------------------------------

   b. Enter the difference between the aggregate offering price given in response to Part C - Question 1 and total expenses furnished in response to Part C - Question 4.a. This
   difference is the "adjusted gross proceeds to the issuer." .........  $72,000

5. Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C - Question 4.b above.

                                                     Payments to
                                                      Officers,
                                                     Directors, &   Payments To
                                                     Affiliates        Others

      Salaries and fees..........................   [ ] $_______    [ ] $_______

      Purchase of real estate....................   [ ] $_______    [ ] $_______

      Purchase, rental or leasing and
      installation of machinery and equipment....   [ ] $_______    [ ] $_______

      Construction or leasing of plant
      buildings and facilities...................   [ ] $_______    [ ] $_______

      Acquisition of other businesses
      (including the value of securities
      involved in this offering that may
      be used in exchange for the assets
      or securities of another issuer
      pursuant to a merger)......................   [ ] $_______    [ ] $ 22,000
                                                                        --------
      Repayment of indebtedness..................   [ ] $_______    [ ] $_______

      Working capital............................   [ ] $_______    [ ] $ 50,000
                                                                        --------
      Other (specify): __________________________   [ ] $_______    [ ] $_______

      ___________________________________________

      _________________________________..........   [ ] $_______    [ ] $_______

      Column Totals..............................   [ ] $_______    [ ] $_______

      Total Payments Listed (column totals added)           [ ] $ 72,000
                                                                --------

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                      D. FEDERAL SIGNATURE
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The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S.
Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph (b)(2) of Rule 502.
--------------------------------------------------------------------------------
Issuer (Print or Type)              Signature                          Date

International Barter Corp.            [SIG]                            2-7-98
--------------------------------------------------------------------------------
Name of Signer (Print or Type)      Title of Signer (Print or Type)

Steven White                        President, CEO and Director
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----------------------------ATTENTION-------------------------------------------
  INTERNATIONAL MISSTATEMENTS OR OMISSIONS OF FACT CONSTITUTE FEDERAL CRIMINAL
                VIOLATIONS. (SEE 18 U.S.C. 1001.)
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